Exhibit 10.6

AMENDMENT TO MEMBERSHIP AGREEMENT

HI CORY ROSENBERG

Please review the Amendment to your Membership Agreement below.

If you have any questions or concerns, please don’t hesitate to reach out to us at WE-US-44492@wework.com

Reference is hereby made to the WeWork Membership Agreement between 3900 W Alameda Ave Tenant LLC (“WeWork”) and cory R dated February 25, 2021, including the accompanying Membership Details Form and any other amendments thereto (the “Agreement”). The parties agree that the following terms shall be considered binding amendments to the Agreement (the “Amendment”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

PRIMARY MEMBER INFORMATION

cory R

Primary member: Cory Rosenberg

cory@leiio.com

+17329966210

AMENDED MEMBERSHIP DETAILS

Current Office(s)

WeWork The Tower
15-109 • 5 person office

Membership Fee:
$2,920.00/mo from September 1, 2021

Commitment term
End date: February 28, 2022

New Discounts
-$992.80/mo from September 1, 2021 to February 28,
2022

Amendment to WeWork Membership Agreement	1

ANNUAL ESCALATION

On each anniversary of the start date for the office, the Membership Fee will be subject to an automatic three and a half percent (3.5%) increase over the then current Membership Fee.

This amendment may alter the date upon which Member Company’s annual increase of the Membership Fee occurs, but in no event shall it occur on a date earlier than the next anniversary of the Start Date of the Agreement.

In the event of any inconsistency between the Agreement and this Amendment, the terms of this Amendment shall prevail. The parties further agree that other than the terms modified by this Amendment, the Agreement remains otherwise unchanged, including the annual Membership Fee increases set forth in the Agreement.

By electronically signing this Amendment you represent that you have the proper authority to execute this Amendment on behalf of cory R and incur the obligations described in this Amendment on behalf of cory R

Community Manager’s signature	Electronic Signature
Heran Nadew	Cory Rosenberg
3900 W Alameda Ave Tenant LLC	cory R
Signed on June 30, 2021

WeWork

3900 W Alameda Ave Tenant LLC
3900 W Alameda Ave, Suite 1200	818-614-3204
Burbank, CA, 91505, USA	WE-US-44492@wework.com
VAT: 812941744

Amendment to WeWork Membership Agreement	2